Exhibit 23


                Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our reports, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-50604.


     Cincinnati, Ohio                                ARTHUR ANDERSEN LLP
     April 24, 1998